SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CONSOLIDATED-TOMOKA LAND CO.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CONSOLIDATED-TOMOKA LAND CO. 1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida 32114

NOTICE OF CHANGE OF LOCATION OF THE ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “Annual Meeting”) has been moved to the location set forth herein. However, due to the public health threat posed by the novel coronavirus (COVID-19), we will not be able to allow shareholders to physically attend the Annual Meeting. We very much regret that circumstances require us to take this action; the Annual Meeting is a high point of the year for management and your Board of Directors. In order to facilitate shareholder participation, we will make the proceedings of the Annual Meeting available via teleconference and webcast.

Please also read (i) the enclosed Letter to Stockholders explaining our decision to not allow shareholder physical attendance at the Annual Meeting and (ii) the inadvertently omitted Exhibit B to Proposal 5.

Annual Meeting Date: April 29, 2020

Time: 2:00 p.m. local time

Location: 1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida 32114

AGENDA:

1.	Election of the seven director nominees listed in the proxy statement for one-year terms expiring at the 2021 Annual Meeting of shareholders;

2.	Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2020;

3.	Hold an advisory vote to approve executive compensation;

4.	Approve an amendment to the Consolidated Tomoka Land Co. Second Amended and Restated 2010 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder;

5.	Approve the change of the name of the Company from Consolidated-Tomoka Land Co. to CTO Realty Growth, Inc.; and

6.	Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

As described in the proxy materials for the Annual Meeting previously distributed, shareholders of record at the close of business on March 5, 2020, are entitled to notice of, and to participate in and vote at the Annual Meeting. A complete list of shareholders as of the record date will be available for shareholders’ inspection at our corporate offices at 1140 North Williamson Boulevard, Suite 140, Daytona Beach, Florida 32114, for ten days prior to the Annual Meeting, however, we strongly encourage you to comply with Governor Ron DeSantis’ new executive order which requests all Floridians stay at home.

You are urged to vote by telephone or online as instructed in the previously distributed proxy materials, in order to ensure your representation and the presence of a quorum at the Annual Meeting. You may also request a printed proxy card to submit your vote by mail. Please note that the previously distributed proxy materials will not be updated to reflect the change of location. As indicated above, we can no longer allow physical shareholder attendance at the Annual Meeting. As such, you may no longer revoke your proxy by appearing and voting your shares in person at the Annual Meeting. Your proxy is otherwise revocable in accordance with the procedures set forth in the previously distributed proxy materials.

If you have any questions or need any assistance with voting your shares, please contact our transfer agent, Computershare Trust Company, N.A., toll-free at 1-800-962-4284. You may also contact them online via their website at www.computershare.com/investor.

By Order of the Board of Directors

Daniel E. Smith
Senior Vice President,
General Counsel & Corporate Secretary

Daytona Beach, Florida

April 7, 2020

2

To Our Shareholders:

At the date of this mailing, the novel coronavirus (COVID-19) continues to spread around the world and throughout the United States, including Florida. We are facing an unpredictable and volatile situation with respect to the progress of this deadly virus. Efforts to slow the virus’s spread include steps taken by national, state and local governments to restrict and, in some instances, prohibit travel and group gatherings. We fully support these steps, as the health and safety of our shareholders, employees and community are of paramount concern. At the date of this letter, Governor Ron DeSantis has issued a new executive order requesting all Floridians to stay at home. Under the order, the governor is requiring “all Floridians to limit movements and interactions outside their home to only those necessary to obtain or provide essential services or conduct essential activities.”

Our Notice of Annual Meeting of Shareholders and 2020 Proxy Statement was filed with the Securities and Exchange Commission on March 19, 2020 (the “Proxy Statement”), and notice of availability of the Proxy Statement via the Internet was mailed to our shareholders on or about March 19, 2020. As set forth in the Proxy Statement, our annual meeting of shareholders (the “Annual Meeting”) will be held on April 29, 2020, at 2:00 p.m. eastern time. To minimize the risk to shareholders, employees and the community, (i) we have made arrangements for the Annual Meeting to be available via teleconference and webcast; and (ii) we will no longer be able to allow shareholder to physically attend the Annual Meeting. Instructions for accessing the teleconference and webcast are provided below. Our independent directors will participate in the Annual Meeting via teleconference and thus will not be physically present at the Annual Meeting.

Our decision to no longer allow shareholders to physically attend the Annual Meeting was made with the greatest care. After extended discussions with management, we determined that gathering posed a health threat to both the participants and the greater community. We cannot ask our employees to risk infection in the current pandemic. Therefore, we will limit attendance to John P. Albright and the smallest number of our officers possible.

Please note that shareholders will not be able to vote or revoke a proxy through the teleconference or webcast, nor participate actively other than to participate in the Q&A session after completion of the business portion of the meeting. Therefore, to ensure that your vote is counted at the Annual Meeting, we strongly encourage you to vote your shares in one of the manners indicated in the previously distributed proxy materials, or through your broker, bank or other nominee’s voting instruction form. Shareholders of record may no longer attend the meeting and revoke their proxy. As such, we strongly encourage you to vote your shares prior to the Annual Meeting.

We appreciate your continued support, and we hope that you and yours will stay safe and healthy. We are closely monitoring developments with the COVID-19 pandemic, and we urge all stakeholders, including our shareholders, to follow recommendations provided by the World Health Organization and the U.S. Centers for Disease Control.

Shareholders may access the Annual Meeting via teleconference or webcast:

Teleconference:	USA (Toll Free) 1-888-317-6003

International 1-412-317-6061

Canada (Toll Free) 1-866-284-3684

To access the conference call, enter 311934 when prompted.

Webcast:	https://services.choruscall.com/links/cto200429.html

To participate via teleconference, please dial in at least 10 - 15 minutes prior to the scheduled time of the Annual Meeting. To access the webcast, log on to the web address noted above or go to http://www.ctlc.com and log in through the investor relations section. Please log in to the webcast at least ten minutes prior to the scheduled time of the Annual Meeting.

A replay of the Annual Meeting will be archived and available online through the Investor Relations section of our website at http://www.ctlc.com.

As stated above and in the attached Notice of Change of Location of the Annual Meeting of Shareholders, the Annual Meeting will be held on Wednesday, April 29, 2020, at the 1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida 32114, beginning at 2 p.m. ET. There will also be instructions available on how to ask questions following the business portion of the meeting.

If you have further questions regarding proxy voting or how to access the Annual Meeting via teleconference or webcast, please don’t hesitate to call Daniel E. Smith, Senior Vice President, General Counsel & Corporate Secretary, at (386) 944-5632.

Sincerely,

Laura M. Franklin

Chairman of the Board

Consolidated-Tomoka Land Co.

4

Exhibit B (Proposal 5)

Articles of Amendment

to

Articles of Incorporation

of

Consolidated-Tomoka Land Co.

(Name of Corporation as currently filed with the Florida Dept. of State)

P93000014887

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A.	If amending name, enter the new name of the corporation:

CTO Realty Growth, Inc.

                                                                                                                                                                             The new name must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or Co.,” or the designation “Corp,” “Inc,” or “Co”. A professional corporation name must contain the word “chartered,” “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS )

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D.	If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent

(Florida street address)

New Registered Office Address:	, Florida
(City) (Zip Code)

New Registered Agent’s Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent.I am familiar with and accept the obligations of the position.

Signature of New Registered Agent, if changing

Check if applicable

☐ The amendment(s) is/are being filed pursuant to s. 607.0120 (11) (e), F.S.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe

X Remove	V	Mike Jones

X Add	SV	Sally Smith

Type of Action		Title	Name	Address
(Check One)

1)	Change

Add

Remove

2)	Change

Add

Remove

3)	Change

Add

Remove

4)	Change

Add

Remove

5)	Change

Add

Remove

6)	Change

Add

Remove

E.	If amending or adding additional Articles, enter change(s) here:
(Attach additional sheets, if necessary). (Be specific)

F.	If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

April 29, 2020
The date of each amendment(s) adoption: date this document was signed.	, if other than the

Effective date if applicable:

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document’s effective date on the Department of State’s records.

Adoption of Amendment(s)                         (CHECK ONE)

☐	The amendment(s) was/were adopted by the incorporators, or board of directors without shareholder action and shareholder action was not required.

The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐	The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval

by	.”
(voting group)

April 29, 2020
Dated

Signature
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

John P. Albright
(Typed or printed name of person signing)

President
(Title of person signing)